UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported): November 4, 2004


                             Home Financial Bancorp
             (Exact Name of Registrant as Specified in Its Charter)


     Indiana                        0-28510                      35-1975585
 (State or Other                (Commission File               (IRS Employer
   Jurisdiction                      Number)                 Identification No.)
 of Incorporation)


    279 East Morgan Street, Spencer, Indiana                      47460
    (Address of Principal Executive Offices)                    (Zip Code)


                                 (812) 829-2095
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 4, 2004, the Registrant issued a press release reporting its results of operations and financial condition for the quarter ended September 30, 2004.

A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein. The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.




Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit No.                Description

             99.1       Press Release issued November 4, 2004.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


    Date: November 4, 2004              HOME FINANCIAL BANCORP


                                         By: /s/ Gary M. Monnett
                                             -----------------------------------
                                             Gary M. Monnett
                                             Executive Vice President and Chief
                                             Financial Officer



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